UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On October 28, 2011 (the “distribution date”), IDT Corporation (“IDT”) completed the spin-off of Genie Energy Ltd. (“Genie”), a wholly-owned subsidiary of IDT, to IDT’s stockholders.  In the spinoff, IDT distributed its 100% interest in Genie to IDT’s stockholders. Upon completion of the spinoff, IDT’s businesses consist primarily of IDT Telecom, Innovative Communications Technologies, Inc., as well as other interests and smaller operations, including IDT’s interests in Zedge and Fabrix. Genie consists of IDT Energy, which operates its energy services company (ESCO), and Genie Oil and Gas, its unconventional energy operations.

The spin-off of Genie occurred by way of a pro rata distribution of Genie Class A common stock and Class B common stock to IDT’s stockholders. In the distribution, on the distribution date, each IDT stockholder received one share of Genie Class A common stock for every share of IDT Class A stock and one share of Genie Class B common stock for every share of IDT Class B common stock, held on or about 5:00 p.m., Eastern Time, on October 21, 2011, the record date for the spin-off.

Item 7.01.      Regulation FD Disclosure.

On October 31, 2011, the Registrant issued a press release announcing the consummation of the spinoff of Genie described in Item 2.01 above.  The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(b) Pro Forma Financial Information

(d) Exhibits

Exhibit No.	Document
99.1	Press Release issued by Registrant, dated October 31, 2011.

IDT CORPORATION

IDT CORPORATION
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
(unaudited)

The pro forma consolidated balance sheet as of July 31, 2011, and the pro forma consolidated statements of operations for the years ended July 31, 2011, 2010 and 2009, are based on the historical financial statements of the Registrant.

The pro forma condensed balance sheet as of July 31, 2011, is presented as if the disposition of Genie, as described in item 2.01 of this Form 8-K occurred in its entirety on July 31, 2011.  As set forth in Item 2.01 of this Form 8-K, as of October 28, 2011 such disposition has been consummated.

The pro forma consolidated statements of operations for the years ended July 31, 2011, 2010 and 2009, are presented as if the disposition of Genie occurred on August 1, 2008. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the years ended July 31, 2011, 2010 and 2009 and in conjunction with the historical financial statements and notes related thereto appearing in Genie’s Information Statement on Form 10 for the years ended July 31, 2011, 2010 and 2009.

Preparation of the pro forma information was based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the disposition described above had been consummated on August 1, 2008 for the pro forma consolidated statements of operations and on July 31, 2011 for the pro forma consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the disposition of Genie have been made.

IDT CORPORATION
 PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2011
(in thousands)
(unaudited)

	Historical	Pro forma adjustments		Pro forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$254,253	$(106,000)	(A)	$148,253
Restricted cash and cash equivalents	6,581	(164)	(B)	6,417
Certificates of deposit	3,542			3,542
Trade accounts receivable, net	126,270	(26,124)	(B)	100,146
Prepaid expenses	24,078	(2,157)	(B)	21,921
Deferred income tax assets, net – current portion	1,019	(1,019)	(B)	—
Other current assets	18,691	(3,001)	(B)	15,690

TOTAL CURRENT ASSETS	434,434			295,969
Property, plant and equipment, net	90,806	(335)	(B)	90,471
Goodwill	18,675	(3,663)	(B)	15,012
Other intangibles, net	2,661			2,661
Investments	8,721			8,721
Deferred income tax assets, net – long-term portion	1,795	(1,795)	(B)	—
Other assets	11,074	(1,006)	(B)	10,068

TOTAL ASSETS	$568,166			$422,902

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$58,806	$(16,537)	(B)	$42,269
Accrued expenses	174,092	(7,474)	(B)	166,618
Deferred revenue	78,852			78,852
Income taxes payable	7,701	(1,663)	(B)	6,038
Capital lease obligations–current portion	1,701			1,701
Notes–current portion	611			611
Other current liabilities	3,378	(91)	(B)	3,287

TOTAL CURRENT LIABILITIES	325,141			299,376
Notes payable—long-term portion	29,564			29,564
Other liabilities	9,671	(60)	(B)	9,611

TOTAL LIABILITIES	364,376			338,551
Commitments and contingencies
EQUITY:
IDT Corporation stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000; no shares issued	—			—
Class A common stock, $.01 par value; authorized shares—35,000; 3,272 shares issued and outstanding	33			33
Class B common stock, $.01 par value; authorized shares—200,000; 23,586 shares issued and 21,109 shares outstanding	236			236
Additional paid-in capital	520,732	(124,887)	(B)	395,845
Treasury stock, at cost, consisting of 1,698 shares of Class A common stock and 2,477 shares of Class B common stock	(94,941)			(94,941)
Accumulated other comprehensive income	3,027	(357)		2,670
Accumulated deficit	(219,992)			(219,992)

Total IDT Corporation stockholders’ equity	209,095			83,851
Noncontrolling interests:
Noncontrolling interests	(4,305)	4,805	(B)	500
Receivable for issuance of equity	(1,000)	1,000	(B)	—
Total noncontrolling interests	(5,305)			500
TOTAL EQUITY	203,790			84,351

TOTAL LIABILITIES AND EQUITY	$568,166			$422,902

IDT CORPORATION
 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2011
(in thousands, except per share data)
(unaudited)

	Historical	Pro forma adjustments		Pro forma

REVENUES	$1,555,477	$(203,561)	(C)	$1,351,916
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	1,269,380	(149,714)	(C)	1,119,666
Selling, general and administrative	237,847	(33,768)	(C)	204,079
Depreciation and amortization	20,976	(24)	(C)	20,952
Research and development	10,676	(7,843)	(C)	2,833
Severance and other charges	1,053			1,053

TOTAL COSTS AND EXPENSES	1,539,932			1,348,583
Other operating gains, net	6,324			6,324

Income from operations	21,869			9,657
Interest expense, net	(5,679)	1,974	(C)	(3,705)
Other expense (income), net	(1,857)	5,848	(C)	3,991

Income from continuing operations before income taxes	14,333			9,943
Benefit from income taxes	5,538	(478)	(D)	5,060
Income from continuing operations	19,871			15,003

Loss (income) from continuing operations attributable to noncontrolling interest	3,441	(4,185)	(C)	(744)

INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO IDT CORPORATION	$$23,312			$14,259

Earnings per share attributable to IDT Corporation common stockholders:

Basic:	$$1.13			$0.69
Diluted:	$$1.04			$0.63

Weighted-average number of shares used in calculation of earnings per share
Basic:	20,565			20,565
Diluted:	22,482			22,482

IDT CORPORATION
 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2010
(in thousands, except per share data)
(unaudited)

	Historical	Pro forma adjustments		Pro forma

REVENUES	$1,394,935	$(201,358)	(C)	$1,193,577
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	1,110,723	(143,532)	(C)	967,191
Selling, general and administrative	215,858	(21,181)	(C)	194,677
Depreciation and amortization	33,426	(86)	(C)	33,340
Research and development	8,008	(5,226)	(C)	2,782
Severance and other charges	4,841			4,841

TOTAL COSTS AND EXPENSES	1,372,856			1,202,831
Other operating gains, net	10,084			10,084

Income from operations	32,163			830
Interest expense, net	(6,262)	1,723	(C)	(4,539)
Other income, net	27	1,579	(C)	1,606

Income (loss) from continuing operations before income taxes	25,928			(2,103)
Provision for income taxes	(5,275)	3,265	(D)	(2,010)
Income (loss) from continuing operations	20,653			(4,113)

Net income attributable to noncontrolling interest	(84)	(492)	(C)	(576)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO IDT CORPORATION	$20,569			$(4,689)

Earnings (loss) per share attributable to IDT Corporation common stockholders:

Basic:	$$1.00			$(0.23)
Diluted:	$$0.95			$(0.23)

Weighted-average number of shares used in calculation of earnings (loss) per share
Basic:	20,451			20,451
Diluted:	21,546			20,451

IDT CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009
(in thousands, except per share data)
(unaudited)

	Historical		Pro forma adjustments		Pro forma

REVENUES		$1,507,659	$(264,709)	(C)	$1,242,950
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)		1,160,121	(192,550)	(C)	967,571
Selling, general and administrative		281,896	(26,863)	(C)	255,033
Depreciation and amortization		47,698	(118)	(C)	47,580
Bad debt		7,122			7,122
Research and development		9,035	(6,253)	(C)	2,782
Impairments		38,351			38,351
Severance and other charges		9,332			9,332

TOTAL COSTS AND EXPENSES		1,553,555			1,327,771
Gain on sale of interest in AMSO, LLC		2,598	(2,598)	(C)	—

Loss from operations		(43,298)			(84,821)
Interest expense, net		(2,640)	(67)	(C)	(2,707)
Other expense, net		(32,459)	614	(C)	(31,845)

Loss from continuing operations before income taxes		(78,397)			(119,373)
Benefit from income taxes		4,633	3,478	(D)	8,111
Loss from continuing operations		(73,764)			(111,262)

Net (income) loss attributable to noncontrolling interest		(485)	(20)	(C)	(505)

LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO IDT CORPORATION		$(74,249)			$(111,767)

Loss per share attributable to IDT Corporation common stockholders:
Basic and diluted:	$	$(3.30)			$(4.96)
Weighted-average number of shares used in calculation of basic and diluted loss per share		22,542			22,542

IDT CORPORATION
NOTES AND MANAGEMENT’S ASSUMPTIONS
TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	The following is a description of the pro forma adjustments to the historical consolidated financial statements:

(A)
Reflects the (i) the removal of $23.9 million of cash of Genie, (ii) The repayment by IDT of the $5.2 million due from IDT, and (iii) the transfer of $82.1 million in cash to Genie. These assumed transactions were such that Genie’s total pro forma cash balance was approximately $106 million as of July 31, 2011.

(B)	Reflects the removal of assets, liabilities, noncontrolling interests and accumulated other comprehensive income of Genie as if the spinoff was consummated on July 31, 2011.

(C)	Reflects the removal of the results of operations of Genie as if the spinoff was consummated on August 1, 2008.

(D)	Reflects adjusted provision for income taxes as if the spinoff was consummated on August 1, 2008 and Genie was not part of the consolidated federal income tax returns.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Howard S. Jonas
Name: Howard S. Jonas
Title: Chairman and Chief Executive Officer

Dated: November 3, 2011

EXHIBITS INDEX

Exhibit Number	Document
99.1	Press Release issued by Registrant, dated October 31, 2011.